Dear Shareholder:
Instant replays are not confined to football. This year the stock market is providing an abbreviated replay of the "irrational exuberance" of the late 1990s. Once again, the stock market has risen to generous valuation levels. Once again, small technology stocks are soaring. And once again, a stimulative monetary policy is fueling the fire of asset prices. Our own stocks were less favored than the tech-heavy NASDAQ:

	3rd Qtr.	Year to Date
NASDAQ	10.2%	34.3%
S&P 500	2.7%	14.7%
Morningstar Large Value	2.2%	13.2%

Clipper FundSM	3.6%	9.2%

Money Money Everywhere

     The world's central bankers are doing what they do best. And enjoy most. They are stimulating the money supply through low short-term interest rates. Our own Federal Reserve and the European Central Bank are following a clearly stated and successful policy of monetary expansion. Even the Bank of Japan is having some success after its "lost decade". The goals of this synchronized stimulation are interesting; the consequences for investors are important.
     The most commonly stated goal of monetary expansion is to stimulate economies which are working at less than full capacity. All the major economies have high rates of unemployment and low rates of industrial capacity utilization, both of which could be improved by increasing economic growth rates. The stated goals of monetary stimulus also include warding off the very low risk of deflation.
     The unstated goal of monetary stimulus may involve the traditional presidential cycle, best illustrated by Richard Nixon. Nixon attributed his narrow loss in the 1960 election to the recession of the day, so he made sure to do it very differently for his reelection in 1972. He applied vigorous monetary and fiscal stimuli to produce a booming economy, a soaring stock market and a landslide victory. Inconveniently for investors, the two years following Nixon's successful reelection saw a bear market with a 45% decline in the S&P 500.
     The past never repeats itself precisely; otherwise, historians would be rolling in riches. In this case, however, the parallels with the past are worth a closer look. The senior President Bush attributed much of his loss in the 1992 election to the weak economy of the day. (Bill Clinton's campaign motto was "It's the economy, stupid.") The current President Bush is doing all he can to create a strong economy for his reelection bid next year. In addition to monetary stimulus from a compliant Federal Reserve, Bush is pushing for fiscal stimulus by going from a federal budget surplus to a large deficit in a remarkably short time. The electoral consequences of all this economic stimulation will be seen next year, but the investor impact is being felt now.

And the Consequences Are...

     Discomfort. Anyone with a money market fund now is receiving an interest rate with numbers only to the right of the decimal point. "At this rate, my money will double in 140 years" may be the wail of investors with short-term assets. The very uncomfortable feeling of experiencing a low return prompts the understandable desire to find something better. Unfortunately, the demand for better investments does not create a supply of them.
     Most major asset classes today already are priced fairly to generously. The stock market, while cheaper than three years ago, still is not cheap by historical measures such as price/earnings ratio and dividend yield. The bond market, recently very volatile, may be vulnerable if economic stimulation today produces surprising inflation tomorrow. Residential real estate already has had a great run in recent years. Real estate investment trusts do offer excellent yields but at the risk of rising vacancies and declining rents.
     The risk element is the most overlooked issue in the search for better return. All the assets mentioned above are long-term ones. There is no risk to principal or income (low as it is) from a short-term treasury bill, but there is always risk in holding long-term assets, particularly if purchased at generous prices. The discomfort currently created by low short-term rates should not obscure the fact that almost all the alternatives which offer potentially higher return are long-term assets which impose definitely higher risk.
     For a contrarian investor, this suggests a conclusion directly opposite from conventional wisdom - holding short-term assets may not be such a bad idea after all. Very low short-term rates will not last forever, even though it currently feels as though Oscar Wilde was right that "every day is like a year, a year whose days are long." If long-term assets become cheaper at some point in the future, then today's short-term assets will be the means with which to buy them. Patiently waiting for really great opportunities before committing your cash is a very rational strategy, and today's long-term assets offer few really great opportunities. As the stocks we hold have appreciated relative to their intrinsic values, we have reduced them and increased the cash component of your portfolio. This does not mean we are predicting a post-election bear market similar to the one following Nixon's reelection (that would be a pretense of knowledge we wish we had, but don't), merely that we find a diminishing number of attractive long-term assets available today.

Good for What Ails You

     One of the few recent opportunities we have found is one we hope you will not need in your personal life - hospitals. For a decade and a half, running a hospital was a tough business. Better surgical technology shortened hospital stays and Medicare regulations shortened them even further. Federal reimbursement rates became less generous and sometimes onerous. The huge volume of government regulations leaves even the most ethical operator open to attack on the principle that, if a traffic cop follows you for 1,000 miles, then you are going to get a ticket for something.
     During the long, lean years, there were two reasons to believe that the future would be better than the past. The nation's population continued to grow and that population continued to age. The same baby boomers who famously celebrated sex, drugs and rock and roll now seem more concerned with their aging, expanding and problem-prone bodies. The need for serious medical services grows sharply after age 50, providing actuarial assurance of steady growth in demand for hospitals. A graph is worth a thousand words in illustrating how the supply/demand balance is shifting in favor of hospitals.

Hospital Demand Grows As Supply Declines
Hospital Admissions (Millions)
Number of Hospitals
37
36
35
34
33
32
31
30
5,900
5,700
5,500
5,300
5,100
4,900
80
82
84
86
88
90
92
94
96
98
00
Admissions to U.S. Community Hospitals (Millions)
U.S. Community Hospitals
Source: 2002 Hospital Statistics, American Hospital Association

     This does not mean that running a hospital is going to become a great business. Anyone who deals with the federal government will have occasional problems with that monopsony. Small surgery centers will take some of the patient growth. On balance, however, running a hospital has the reasonable prospect of being a good business today and a better business tomorrow. Your holdings in Tenet Healthcare and HCA should participate in these improving trends. Even with current investor concerns, both companies also have the potential to enjoy better share prices over the long run.

/s/ James Gipson Chairman & President	/s/ Michael Sandler Co-Manager	/s/ Bruce Veaco Co-Manager
/s/ Peter Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

 October 3, 2003

The Fund's compounded annual total return for the one, three, five, seven and ten year periods ending September 30, 2003 and for the period since inception (February 29, 1984) was 18.8%, 9.6%, 11.5%, 14.0%, 15.5%, and 15.7%, respectively.

     These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 967 managed large value mutual funds monitored by Morningstar. The Nasdaq Composite Index, which is market-value weighted, measures all domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. Current performance data and a prospectus containing the Fund's investment objectives, risks and charges and expenses, may be obtained from the Fund by calling (800) 776-5033 or may be found on our website www.clipperfund.com. Please read the prospectus carefully before investing

(unaudited)

Investment Portfolio
September 30, 2003

Common Stocks (71.7%)
Shares		Value

	Advertising (2.0%)
8,826,000	The Interpublic Group of Companies, Inc.*	$124,623,120

	Computer Services (4.8%)
14,714,400	Electronic Data Systems Corporation	297,230,880

	Energy (3.3%)
28,310,400	El Paso Corporation	206,665,920

	Food & Tobacco (13.7%)
8,324,500	Altria Group Inc	364,613,100
5,215,300	UST Inc.	183,474,254
4,240,900	Kraft Foods Inc. Class A	125,106,550
6,216,000	Sara Lee Corporation	114,125,760
1,297,600	McDonald's Corporation	30,545,504
1,861,524	Tyson Foods Inc Class A	26,303,334
		844,168,502

	Health Care (10.3%)
18,052,200	Tenet Healthcare Corporation*	261,395,856
4,659,800	Pfizer Inc.	141,564,724
3,625,900	HCA Inc.	133,650,674
2,181,800	Wyeth	100,580,980
		637,192,234

	Industrial & Electrical Equipment (7.0%)
17,897,300	Tyco International Ltd.	365,641,839
1,749,700	Pitney Bowes	67,048,504
		432,690,343

	Insurance & Financial Services (5.4%)
6,093,400	American Express Company	274,568,604
1,684,840	Old Republic International Corporation	55,751,356
		330,319,960

	Mortgage Finance (13.1%)
8,751,200	Freddie Mac	458,125,320
5,040,700	Fannie Mae	353,857,140
		811,982,460

	Real Estate Investments (3.4%)
3,873,100	Equity Residential	113,404,368
1,783,400	Apartment Investment & Management Company	70,194,624
1,046,200	Equity Office Properties Trust	28,801,886
		212,400,878

	Retailing (6.5%)
4,317,200	CVS Corporation	134,092,232
7,437,300	The Kroger Co.*	132,904,551
5,769,100	Safeway Inc.*	132,343,154
		399,339,937

	Special Situations (2.2%)
1,455,100	Manpower Inc.	53,984,210
3,450,100	AOL Time Warner Inc.*	52,131,011
557,300	Merrill Lynch and Company, Inc.	29,832,269
		135,947,490

	Total Common Stocks (Cost $4,292,052,795)	4,432,561,724

*non income producing securities

U.S. Government Agency Notes (7.7%)
Par Value
	US Treasury Notes (5.9%)
$360,000,000	3.250%, due 05/31/04	365,529,240
	Federal Home Loan Bank Board Agency Notes (1.2%)
$ 73,050,000	3.625%, due 10/15/04	74,830,009
	Federal Farm Credit Bank Agency Notes (0.5%)
$ 32,420,000	3.875%, due 12/15/04	33,395,161
	Total U.S. Government Agency Notes (Cost $470,054,443)	473,484,410
Short Term Investments (20.6%)
Par Value
	State Street Repurchase Agreements (10.6%)
$ 655,177,000	0.50%, dated 09/30/03, due 10/02/03	655,177,000
	US Treasury Bill (10.0%)
$ 618,021,000	0.00%, due 12/04/03	617,055,033
	Total Short Term Investments (Cost $1,272,181,699)	1,272,232,033
Total Investment Portfolio (100.0%) (Cost $6,034,288,937)		6,178,278,167

Cash and Receivables less Liabilities (0.0%)		35,639
Net Assets (100.0%)		$6,178,313,806

*Non-income producing securities
CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	3rd QUARTER REPORT September 30, 2003
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
Boston Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF 3QTR 0903